As filed with the Securities and Exchange Commission on April 30, 2001

                                                       Registration No. 33-10436



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

                     Pre-Effective Amendment No.  ____              [ ]

                    Post-Effective Amendment No.  20                [X]
                                                 ----

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                            Amendment No.  20                       [X]
                                          ----

[X]
                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


                     c/o Reich & Tang Asset Management, LLC

                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 830-5200
                                                          --------------
                               Bernadette N. Finn

                     c/o Reich & Tang Asset Management, LLC

                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

               Copy to:  MICHAEL R. ROSELLA, Esq.

                         Paul, Hastings, Janofsky & Walker LLP
                         399 Park Avenue

                         New York, New York 10022

                         (212) 318-6800

Approximate Date of Proposed Public:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)


         [X ]  immediately upon filing pursuant to paragraph (b)
         [  ]  on (date) pursuant to paragraph (b)
         [  ]  60 days after filing pursuant to paragraph (a)(1)
         [  ]  on (date) pursuant to paragraph (a)(1)

         [  ]  75 days after filing pursuant to paragraph (a)(2)
         [  ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
CALIFORNIA DAILY TAX FREE
INCOME FUND, INC.                                      600 FIFTH AVENUE
                                                       NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                         (212) 830-5220

================================================================================
PROSPECTUS

April 30, 2001


A money market fund whose investment objectives are to seek as high a level of current income exempt from Federal income tax and, to the extent possible, from California income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

2 Risk/Return Summary: Investments, Risks,      8 Management, Organization and
  and Performance                                 Capital Structure
5 Risk/Return Summary: Fee Table                9 Shareholder Information
6 Investment Objectives, Principal Investment  17 Distribution Arrangements
  Strategies and Related Risks                 19   Financial Highlights

I.  RISK/RETURN SUMMARY: INVESTMENTS,
    RISKS, AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------

     The Fund seeks as high a level of current income exempt from regular Federal income tax and, to the extent possible, California income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
--------------------------------------------------------------------------------

     The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)  California, and its political subdivisions;


(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)other states.

     These debt obligations are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (e.g. invest 25% or more of the Fund's net assets) in California Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.


Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in California Municipal Obligations, including Participation Certificates therein, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in "California Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its total assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to regular Federal, state and local income tax and Federal alternative minimum tax.

Risk/Return Bar Chart and Table
--------------------------------------------------------------------------------

     The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five and ten year periods for the Class A shares and the one year periods for the Class B shares. The table also includes the Fund's average annual total return since inception for each Class. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund toll-free at 1-800-221-3079.

California Daily Tax Free Income Fund, Inc. - Class A (1),(2)

[GRAPHIC OMITTED]


Calendar Year End            % Total Return
=================            ==============
2000                          2.76%
1999                          2.25%
1998                          2.48%
1997                          2.84%
1996                          2.76%
1995                          3.28%
1994                          2.45%
1993                          2.16%
1992                          2.35%
1991                          3.83%


(1) The Fund's highest quarterly return was 0.98% for the quarter ending March 31, 1991; the lowest quarterly return was 0.48% for the quarter ending September 30, 1992.


(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


Average Annual Total Returns - For the periods ended December 31, 2000


                                             Class A                  Class B

One Year                                       2.76%                   2.99%
Five Years                                     2.62%                   n/a
Ten Years                                      2.71%                   n/a

Average Annual Total Return

 Since Inception*                              3.34%                   2.85%

___________________

* Inception is February 10, 1987 for Class A shares and October 9, 1996 for Class B shares.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                         Class A Shares          Class B Shares

Management Fees..........................    0.30%                   0.30%
Distribution and Service (12b-1) Fees....    0.20%                   0.00%

Other Expenses...........................    0.35%                   0.32%

Administration Fees................    0.21%                   0.21%
                                             -----                   -----

Total Annual Fund Operating Expenses......   0.85_%                  0.62%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 Year        3 Years         5 Years       10 Years


         Class A:      $87           $271            $471          $1,048
         Class B:      $63           $199            $346          $  774

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
--------------------------------------------------------------------------------

     The Fund is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income tax and, to the extent possible, from California income tax, consistent with preserving capital, maintaining liquidity and stabilizing principal.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies
--------------------------------------------------------------------------------

Generally

     The Fund may invest primarily (i.e., at least 80%) in short-term, high quality, debt obligations which include:


(i) California Municipal Obligations issued by or on behalf of the State of California or any California local governments, or their instrumentalities, authorities or districts;


(ii) Territorial Municipal Obligations issued by or on behalf of Puerto Rico, Guam and the Virgin Islands or their instrumentalities, authorities, agencies and political subdivisions; and


(iii Municipal Obligations issued by or on behalf of other states, their authorities, agencies, instrumentalities and political subdivisions.


     The Fund will also invest in Participation Certificates in Municipal Obligations. These "Participation Certificates" are purchased by the Fund from banks, insurance companies or other financial institutions and cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for Federal income tax purposes.


       The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other California Municipal Obligations.


       Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates, the Fund reserves the right to invest up to 20% of its total assets in taxable securities the interest income on which is subject to regular Federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Taxable Securities" in the Statement of Additional Information.

       Included in the same 20% of total assets in taxable securities, the Fund may also purchase Municipal Obligations and Participation Certificates whose interest income may be subject to the Federal alternative minimum tax.


       To the extent suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investment will be designated by the Fund as derived from interest income that will be , in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to California income tax.


       The Fund will invest at least 65% of its total assets in California Municipal Obligations, although the exact amount may vary from time to time. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Securities or Participation Certificates issued by a single issuer unless the Municipal Obligations are of the highest quality.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations or Participation Certificates backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's Board of Directors to be of comparable quality.


     Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the investment adviser becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment manager's actions.


     For a more detailed description of (i) the securities that the Fund will invest , (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in California Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of California and its political subdivisions.

     The primary purpose of investing in a portfolio of California Municipal Obligations is the special tax treatment accorded California resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III.  MANAGEMENT, ORGANIZATION AND
      CAPITAL STRUCTURE


     The Fund's investment adviser is Reich & Tang Asset Management LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2001, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $15.3 billion. The Manager has been an investment adviser since 1970 and currently is manager of thirteen other registered investment companies. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended December 31, 2000, the Fund paid the Manager a management fee equal to .30% per annum of the Fund's average daily net assets.

     Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .21% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. For the fiscal year ended December 31, 2000, the Fund paid the Manager a fee for administrative services equal to .21% per annum for the Fund's average daily net assets.


     In addition, Reich & Tang Distributors, Inc., the Distributor, receives a servicing fee equal to .20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.      SHAREHOLDER INFORMATION


     The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.


Pricing of Fund Shares
--------------------------------------------------------------------------------

     The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") . Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


     Shares are issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Purchase of Fund Shares
--------------------------------------------------------------------------------

     The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through Participating Organization with which they have accounts. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Fund's distributor or the Manager.

     The minimum initial investment in the Fund for both classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.


     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).


Investments Through Participating Organizations - Purchase of Class A Shares
--------------------------------------------------------------------------------

     Investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Fund's distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each customer as of the statement closing date, (ii) purchases and redemptions of Fund shares during the period covered by the statement, and (iii) the income earned by Fund shares during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund

Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------

     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

    Within New York                   212-830-5220
    Outside New York (TOLL FREE)      800-221-3079

Mail

     Investors may send a check made payable to "California Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:

     California Daily Tax Free Income Fund, Inc.
     Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds.

Bank Wire

     To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:


     The Bank of New York

     ABA # 101003621
     Reich & Tang Funds
     DDA # 890752-9538
     For California Daily Tax Free
        Income Fund, Inc.
     Account of (Investor's Name)
                -----------------------------------
     Account #
              -------------------------------------
     SS#/Tax ID#
                -----------------------------------

     The investor should then promptly complete and mail the subscription order form.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

     Deliver a check made payable to "California Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:

    Reich & Tang Mutual Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege
--------------------------------------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, Federal salary, social security, or certain veteran's, military or other payments from the Federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or Federal agency. Death or legal incapacity will automatically terminate your participation in these programs. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     California Daily Tax Free Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232
     Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     A shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year, provided that the information on the subscription order form on file with the Fund is still applicable.

Redemption of Shares
--------------------------------------------------------------------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    California Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

     All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

     Normally, the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks

     By making the appropriate election on their subscription order form, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the

Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


     There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future if the Board of Directors determines that these actions are in the best interests of the Fund and its shareholders.


     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks.

Telephone

     The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

     A shareholder making a telephone withdrawal should call the Fund at 212-830-5220 (outside New York at 800-221-3079) and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


     There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i)any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


     The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Specified Amount Automatic Withdrawal Plan
--------------------------------------------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
--------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
--------------------------------------------------------------------------------


     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management LLC. as investment adviser and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholder of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management LLC as investment adviser or manager.


     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event.

     Instructions for exchanges may be made by sending a signature guaranteed written request to:

California Daily Tax Free Income Fund, Inc.
c/o Reich & Tang Funds
600 Fifth Avenue-8th Floor
New York, New York 10020

     or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Tax Consequences
--------------------------------------------------------------------------------
Federal Income Taxes


     Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular Federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code, including the requirement in Code Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal and other obligations described in Code Section 103(a), but may be subject to Federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from Federal income tax, however, may be subject to state and local income tax.


     Dividends paid from net investment income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.


     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual Federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.


     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

     The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.


     The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund should be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations


     The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

California Income Taxes


     The designation of all or a portion of a dividend paid by the Fund as an exempt-interest dividend under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for Federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax.

     California law, however, limits the amount that may be designated as exempt-interest dividends. With respect to the Fund's taxable year, if the aggregate amount designated as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California or Federal law, the portion of the distribution designated an exempt-interest dividend that will be allowed shall be only that proportion of the designated amount that the excess bears to the designated amount.

     Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

     Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as exempt-interest dividends under California law will be includible in a California resident's tax base for purposes of the California income tax.

     Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

V.   DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


     Under the Shareholder Servicing Agreement, the Fund pays the Distributor a service fee of .20% per annum of the Class A shares average daily net assets (the "Shareholder Service Fee"). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


     The Plan provides that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts. These payments are limited to a maximum of .05% per annum of each Class' shares' average daily net assets.

     The Plan and the Shareholder Servicing Agreement provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 1999 and 2000, and by other auditors for the fiscal years prior to December 31, 1999. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                   Year Ended December 31,
Class A

                                                  2000        1999         1998         1997          1996
                                               --------     ---------    ---------    ---------    --------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year......       $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
                                               --------     ---------    ---------    ---------    ---------
Income from investment operations:
    Net investment income...............          0.027        0.022        0.025        0.028         0.027
Less distributions:
    Dividends from net investment income          (0.027    )  (0.022    )  (0.025    )  (0.028    )   (0.027   )
                                                   ---------    ---------    ---------    ---------     --------
Net asset value, end of year............       $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
                                               ========     =========    =========    =========    =========
Total Return............................          2.75%        2.25%        2.48%        2.84%         2.76%
Ratios/Supplemental Data:
Net assets, end of year (000)...........       $198,530     $ 233,890    $ 209,916    $ 182,653    $ 205,947
Ratios to average net assets:
    Expenses net of fees waived.........          0.85%        0.86%        0.88%        0.82%         0.75%
    Net investment income...............          2.67%        2.23%        2.43%        2.80%         2.73%
    Management, administration and shareholder
          servicing fees waived.........          0.00%        0.00%        0.01%        0.05%         0.08%
    Expense offsets.....................          0.00%        0.00%        0.00%        0.00%         0.01%


                                                         Year Ended                        October 9, 1996
Class B                                                 December 31,                 (Commencement of Sales) to
-------                                   ----------------------------------------
                                           2000       1999       1998       1997         December 31, 1996
                                          -------    -------    -------    -------       -----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period....  $ 1.00     $ 1.00     $ 1.00     $ 1.00             $ 1.00
                                          -------    -------    -------    -------            ------------
Income from investment operations:
    Net investment income...............    0.030      0.025      0.027      0.030              0.004
Less distributions:
    Dividends from net investment income    (0.030)  ( 0.025)   ( 0.027)   ( 0.030)           ( 0.004)
                                             -----    ------     ------     ------             ------
Net asset value, end of period..........  $ 1.00     $ 1.00     $ 1.00     $ 1.00             $ 1.00
                                          =======    =======    =======    =======            ============
Total Return............................    2.99%      2.49%      2.76%      3.08%              3.08%+
Ratios/Supplemental Data:
Net assets, end of period (000).........  $374,920   $206,604   $30,190    $15,163            $3,436
Ratios to average net assets:
  Expenses net of fees waived...........    0.62%      0.62%      0.60%      0.58%              0.56%+
  Net investment income.................    2.97%      2.61%      2.72%      3.10%              3.09%+
  Management and administration fees waived            0.00%      0.00%      0.01%              0.05%     0.06%+
  Expense offsets.......................    0.00%      0.00%      0.00%      0.00%              0.01%+
+ Annualized


=======================================================

A Statement of Additional Information (SAI) dated April 30, 2001, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual reports and material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.


=======================================================

CALIFORNIA
DAILY TAX
FREE
INCOME
FUND, INC.


                                   PROSPECTUS

                                 April 30, 2001

======================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


        811-2950 Reich & Tang Distributors, Inc.
                     600 Fifth Avenue
                    New York, NY 10020
                      (212) 830-5220

CA401P

--------------------------------------------------------------------------------
CALIFORNIA
DAILY TAX FREE                         600 Fifth Avenue, New York, NY 10020
INCOME FUND, INC.                      (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2001


           RELATING TO THE CALIFORNIA DAILY TAX FREE INCOME FUND, INC.

                         PROSPECTUS DATED APRIL 30, 2001


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of California Daily Tax Free Income Fund, Inc. (the "Fund"), dated April 30, 2001 and should be read in conjunction with the Fund's Prospectus.



A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to purchase, redemption and pricing of shares has been incorporated by reference into the Prospectus.


This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.



                                Table of Contents
-----------------------------------------------------------------------------------------------------------------
Fund History.................................... 2    Capital Stock and Other Securities......................24
Description of the Fund and Its Investments           Purchase, Redemption and Pricing of Shares..............25
And Risks....................................... 2    Taxation of the Fund....................................25
Management of the Fund..........................19    Underwriters............................................27
Control Persons and Principal Holders of              Calculation of Performance Data.........................27
Securities......................................20    Financial Statements....................................28
Investment Advisory and Other Services..........21    Description of Ratings..................................29
Brokerage Allocation and Other Practices........24    Taxable Equivalent Yield Tables.........................30
-----------------------------------------------------------------------------------------------------------------


I.  FUND HISTORY

The Fund was incorporated on December 5, 1986 in the State of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from regular Federal tax and California income tax consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.


The following discussion expands upon the description of the Fund's investment strategies in the Prospectus.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in (ii) Participation Certificates (which cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular Federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Code and the Fund complies with Section 852(b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such interest, including exempt-interest dividends, may be subject to the Federal alternative minimum tax.


Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of California or any California local governments, or their instrumentalities, authorities or districts ("California Municipal Obligations") and from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that California is prohibited from taxing under the Constitution, the laws of the United States of America or the California Constitution ("Territorial Municipal Obligations"), will be exempt from California income tax provided the Fund complies with applicable California requirements. (See "California Income Taxes" herein.) To the extent that suitable California Municipal Obligations and Territorial Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the California income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Fund's investment manager (the "Manager"), the Fund will invest at least 65% of its assets in California Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share of each Class. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other California Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in California Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term

Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless such Municipal Obligations are First Tier Securities.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies

     (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of California issuers.

(3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

(5) Any other Federal tax-exempt, and to the extent possible, California Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act, or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's


---------------
* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible" concentration" of the Fund in Participation Certificates in California Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below. The interest income from such securities is subject to regular Federal or California income tax, under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

California Risk Factors

Certain of the California Municipal Obligations in the Fund may be bonds or other types of obligations that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. In the past few decades, California voters have approved amendments to the California Constitution that establish certain limitations on the powers of municipalities to impose and collect taxes on real property. See discussions below on "Proposition 98" and "Constitutional and Statutory Limitations."

California Economy. The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services.

The State's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population.

California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent of population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the State's population, with 16.0 million residents. The 10-county San Francisco Bay Area represented 21 percent, with a population of 7.0 million.


It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund (which is the primary revenue account of the State, holding all revenues received by the State Treasury that are not required to be credited to a special fund and earnings from investments not required to be allocated to another fund) took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000 of over $8.7 billion.

Fiscal Year 2000-01 Budget

2000 Budget Act. The Governor signed the 2000 Budget Act on June 30, 2000. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a
3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

Some of the major features of the 2000 Budget Act were the following:

1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, Community Colleges funding increased by $497 million (9.0 percent).

3. Increased funding of $2.7 billion General Fund for health and human services.

4. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

5. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

Subsequent Developments. The Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

The 2001-02 Governor's Budget, released on January 10, 2001, provides updated 2000-01 revenue and expenditure estimates. General Fund revenues in 2000-01 are estimated to be $76.9 billion, $3.0 billion above the 2000 Budget Act estimates. Expenditures in 2000-01 are estimated to be $79.7 billion, about $900 million above the Budget Act estimates. The Department of Finance estimates the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.85 billion, a substantial increase over the Budget Act estimate of $1.78 billion. However, current surpluses in the General Fund are being used to respond to the energy situation. See "Recent Developments Regarding Natural Gas and Electricity" below.

Fiscal Year 2001-02 Budget

The 2001-02 Governor's Budget estimates 2001-02 General Fund revenues and transfers to be about $79.4 billion, or 3.3 percent higher than the revised 2000-01 estimate. This estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $553 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction which took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposes $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-01 estimate. The Governor proposes budget reserves in 2001-02 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs.

The 2001-02 Governor's Budget proposes to use $3.7 billion of the new resources since the 2000 Budget Act for one-time expenditures, including $1 billion for energy initiatives, $772 million for capital outlay projects, $250 million in fiscal relief to local government, $200 million for new housing initiatives, and a variety of other proposals. With regard to ongoing programs, the 2001-02 Governor's Budget proposes substantial additions in Proposition 98 funding for K-12 education (an 8.1% increase over the revised 2000-01 spending level) and funding for all units of higher education, funding for health and welfare programs to cover anticipated caseloads, and a modest increase in youth and adult corrections funding. The final expenditure program for 2001-02 will be determined by June 2001 by the Legislature and Governor. The Department of Finance will publish an update of revenues and expenditures for the current year and of revenues for the upcoming fiscal year in May, 2001.

On February 21, 2001, the Legislative Analyst's Office ("LAO") released its analysis of the 2001-02 Governor's Budget. The LAO Analysis generally agreed with the Governor's Budget projections of revenues, but warned that the economic picture (and hence revenues and expenditures in 2001-02) was unsettled, given several potentially negative factors, including the ongoing energy difficulties in the State, a cyclical slowdown in the high technology sector, the overall national economic slowdown, and the sharp decline in the stock market since mid-2000. The LAO

Analysis recommended that the Legislature defer major new spending decisions until after the updated fiscal report due in May 2001.


Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings


As of April 2001, the following ratings for the State of California debt issues have been received from Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch IBCA, Inc. ("Fitch"):



                                          Fitch         Moody's         S&P

     Insured General Obligation Bonds      AAA           Aaa            AAA


     General Obligation Bonds               AA           Aa2             AA


These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

State Appropriations Limit


The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most state subventions to local governments, appropriations for tax refunds, appropriation of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the State's Appropriations Limit for the past three fiscal years, the current fiscal year and an estimate for 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit in that year. However, until all pertinent fiscal information is available for the fiscal year 1999-

00, the actual overage amount is still an estimate. As of the release of the 2001-02 Governor's Budget, the Department of Finance projects the State's Appropriations Limit for 2000-01 will be $3.655 billion under the State Appropriations Limit in fiscal year 2000-01 and $5.444 billion under in fiscal year 2001-02. No refund of taxes will occur unless the State exceeds its Appropriations Limit in 2000-01.


                           State Appropriations Limit
                                   (Millions)

                           -----------------------------------------------------

                                                Fiscal Years

                           -----------------------------------------------------


                                                  Fiscal Years

                                1997-98     1998-99    1999-00     2000-01    2001-02
                                -------     -------    -------     -------    -------

State Appropriations Limit      $44,778     $47,573     $50,673     $54,073    $58,961*

Appropriations Subject to Limit (40,743)    (43,777)    (51,375)*   (50,418)*  (53,517)

Amount (Over)/Under Limit        $4,035      $3,796     $ (702)*     $3,655*    $5,444
                                 ======      ======      ======      ======     ======


===========

------------------

*Estimated/Projected

SOURCE:  State of California, Department of Finance.


Proposition 98

Article XIII B, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers.

Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. (See "State Appropriations Limit" above.) Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in California Constitution Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay

$825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

Substantially increased General Fund revenues, above initial budget projections, in the 1994-95 through 1999-00 Fiscal Years have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 50 percent from the level in place in 1991-92, and is estimated at about $6,313 per average daily attendance in 2000-01. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-01, the Governor has also proposed new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

Constitutional and Statutory Limitations

Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to
Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

At the November 1998 election, voters approved Proposition 2. This Proposition required the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per Fiscal Year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the Proposition is not expected to have any adverse impact on the State's cash flow.

Future Initiatives

Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Local Government


The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 475 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety Program supporting local public safety departments and various other measures.


Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.


On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.


Recent Developments Regarding Natural Gas and Electricity.

During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes that the potential economic impacts of the utility situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 49th among the 50 states in energy expenditures as a percent of gross product, according to the U.S. Department of Energy data for 1997. Nonetheless, the Department believes there is potential for economic disruption during the summer peak in electricity demand if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions. At the same time, the Department believes efforts to expand electric generating capacity and natural gas transmission pipelines as well as efforts to reduce demand in the short runshould help relieve these concerns over the next several years.

The three major investor-owned electric utilities in California are net buyers of electricity. The utilities have been purchasing electricity at fluctuating short-term and spot wholesale prices while the retail prices that they can charge their residential and small business customers are capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges and the utilities have reported substantial resulting losses. One result has been that the creditworthiness of the utilities has deteriorated, adversely affecting their ability to purchase electricity and, in the case of one utility, natural gas. The two largest utilities in the State have reported publicly that they have, since January 2001, defaulted on some of their obligations. They each also reported that they might be forced into bankruptcy and one, Pacific Gas & Electric Co. ("PG&E"), did, in fact file a Chapter 11 bankruptcy petition on April 6, 2001. According to news sources, on April 10, 2001, PG&E paid approximately half of the property it taxes owed to 49 California counties. PG&E reportedly has told counties it will pay the remainder of the taxes owed before June 30, 2001. There can be no assurance that such payments will be made and it is not possible to predict whether or to what extent the tax payment shortfall will result in serious financial disruptions to any of the affected counties.

Shortages of electricity resulted in rolling blackouts in January 2001 affecting millions of Californians. On January 17, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Act"). Under the Act the Governor has directed all agencies of the State government to utilize and employ state personnel, equipment, and facilities for the performance of any and all activities designed to prevent or alleviate the emergency. The Act permits the Governor to direct the expenditure of any appropriated funds legally available to perform the activities required under a proclamation. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Act also authorizes the Governor to commandeer or utilize any private property or personnel deemed by him necessary in carrying out his responsibilities and requires the State to pay the reasonable value of the use of such property. The Governor has used this authority to seize certain power purchase contracts of investor-owned utilities.

The DWR has been purchasing substantial amounts of electricity at fluctuating short-term and spot wholesale prices since January 17, 2001, for resale to retail end use customers of the investor-owned utilities at the same retail prices permitted to be charged by the utilities. DWR's purchases are designed to supplement the amount of electricity produced by the utilities' own generating assets and purchased by the utilities through their own contracts. Electricity purchased by DWR has been delivered to retail end use customers through the transmission and distribution systems of the investor-owned utilities and payment is to be collected from retail end use customers by the utilities and remitted to the DWR. These actions are all being taken pursuant to the Governor's proclamation, the Act, recently enacted legislation (AB 1x, Chapter 4, Statutes of 2001), and orders of the California Public Utilities Commission ("CPUC").

DWR has also started entering into long-term contracts for purchase of electricity. These long-term contracts are intended to reduce reliance on short-term and spot market purchases in meeting the State's needs. DWR's authority to enter into such contracts currently expires in January 2003. State officials project that electricity purchases by the DWR as a creditworthy entity and the other efforts of the State to stabilize the wholesale power market (described below) will ultimately lower the wholesale cost of electricity in California.

DWR expenditures for electricity purchases for the period January 17-March 15, 2001 aggregated approximately $2.9 billion and were funded by advances from the State's General Fund pursuant to various laws. Retail end use customer payments for electricity furnished by the DWR are required by law to be segregated and held in trust for the benefit of the DWR. Such payments are expected to be remitted to the DWR by the investor-owned utilities beginning in March 2001, but will aggregate less than the DWR's cost of purchasing that electricity. The difference is expected to be made up through the issuance of revenue bonds described below. The State anticipates that these two sources of funds will fully reimburse the General Fund for its advances made to implement the DWR's power purchases. Pending implementation of these repayment mechanisms, the State has sufficient available resources to continue to support the DWR's electricity purchases for many months.

The DWR plans to issue revenue bonds to fund its power purchase program. Revenue bonds are expected to be issued by mid-2001 and interim financing may be arranged until bonds are issued. The revenue bonds would reimburse the State's General Fund for any unreimbursed advances made to the DWR to purchase electricity and also provide working capital financing for the DWR's power purchase program. The principal amount of revenue bonds to be issued has not been determined but initial estimates contemplate a bond program size of up to $10 billion. The revenue bonds will be repaid from a dedicated revenue stream derived from end use customer payments for electricity. AB 1x authorized the DWR to set rates charged to retail end use customers, for power used above a specified "baseline" amount, so as to produce sufficient revenues to meet all of its obligations, including repayment of the revenue bonds. The CPUC is authorized to enter into an agreement with the DWR to implement these rates. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds.

The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities. Over the last two years, nine power plant projects have received permits to start construction, and six plants are currently under construction. In addition, there are 14 plants moving through the permitting process. As these new facilities become operational, the increased supply of power is expected to lower the cost of power in the wholesale market. In addition, the Governor has issued a series of Executive Orders to streamline the review process for new peaking power facilities; reduce administrative hurdles to accelerate power plant construction; promote development of renewable energy systems; increase the hours of operation of existing facilities; and provide for rebates as a reward for significant conservation efforts. Consumers who reduce energy consumption by at least 20 percent between June and September 2001 will receive a commensurate rate reduction in subsequent months.

The State Legislature is considering various bills dealing with energy matters, including bills that would authorize one or more State agencies to build, purchase or obtain by eminent domain electricity generation or transmission facilities or natural gas transmission facilities, and to encourage energy conservation programs. These agencies would have the power to issue revenue bonds for these purposes. Legislation is also being considered that could assist the investor-owned utilities to refinance their deficits incurred in the recent purchases of wholesale power, including a proposal for the State to purchase the utilities' transmission lines.

California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Pipeline expansion is planned but will not be complete for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the investor-owned utilities and the California Independent System Operator (which continues to purchase some electricity); and antitrust and fraud claims against various parties. See "Litigation" below for a discussion of certain of these lawsuits.

While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will avoid future disruptions of the supply of electricity or natural gas to the public, lower wholesale energy prices and promote the financial recovery of the State's investor-owned utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

Tobacco Litigation

In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $22 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2000 Budget Act includes the receipt of $383 million of settlement money to the General Fund in fiscal year 2000-01.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The "first annual" payment, received in April 2000, was 13.8 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages; see "Litigation" below.


Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. The litigation summarized below does not include litigation pending against local governmental agencies. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations. Some of the more significant lawsuits pending against the State are described below.


On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

The State is involved in ongoing litigation, Hayes v. Commission on State Mandates, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments--$270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement and legislation ratifying the settlement has been proposed.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until 2002.

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. Retrial is presently underway in Yuba County.

In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase outpatient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and judgment was rendered on November 15, 2000 in defendants' favor on all counts. Two of the tobacco companies have filed appeals on the "double tax" issue. More appeals are expected. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. No date has been set for oral argument.

Arnett v. California Public Employees Retirement System, et. al., was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the

United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The court is expected to rule on the State's motion on April 20, 2001. The court scheduled settlement discussion to begin in February 2001 and continue in March 2001, and is in the process of resetting a trial date.

On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District, against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the State Allocation Board at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). That case has since been transferred to Los Angeles County Superior Court. CASH seeks a writ of mandate against the State Allocation Board to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. No appearance has been made by the SAB in the CASH suit. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long-term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

In California Independent Systems Operator v. Reliant Energy Services et al. (U.S. District Court, E.D. Cal), the California Independent Systems Operator ("ISO") sued Reliant Energy and three other energy producers alleging they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by ISO during a "System Emergency." ISO operated under a Stage Three emergency, its highest level, from mid-January to late February 2001. If these producers refused to provide power, the State faced the possibility of continuous and potentially uncontrollable blackouts. The ISO filed an application for a temporary restraining order ("TRO"). The State of California acting through its Electricity Oversight Board intervened in the action in support of the TRO and a preliminary injunction. On February 7, 2001, the District Court issued a TRO preventing the energy producers from refusing to supplying power under the ISO tariff, even if they were not paid for the power ordered by Southern California Edison Company ("SCE") and Pacific Gas & Electric Company ("PG&E"). The Court observed that "the State of California is confronting an energy crisis of catastrophic proportions" and that the threats of blackouts "pose a dire threat to public health and safety." Pursuant to a stipulation among the parties, the TRO was dissolved and the generators have agreed to continue supplying power to the ISO until March 19, 2001. However, the defendants may terminate such service on forty-eight hours' notice.

In the same action, Reliant Energy has filed a third-party complaint against the California Department of Water Resources (the "Department") seeking a declaration that AB 1x should be read to require the Department to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for TRO to include DWR based on the third-party complaint. A series of motions under both the complaint and the third-party complaint are pending before the court. If, on April 19, 2001, there is no agreement by the generators to continue to supply power, all motions will be deemed submitted and the court will rule on them.

While it is difficult to predict the effect of a ruling on the third-party complaint requiring the Department to purchase all power requirements of the State regardless of the cost, such order could increase substantially, in the near term, the amount of money required by the Department to purchase electricity.

In Hendricks v. Hannigan (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7x by the Director of the Department of Water Resources on the ground that it provided for a gift of public funds. Defendant's demurrer was sustained without leave to amend and the complaint was dismissed. Plaintiff filed a notice of appeal on January 29, 2001.

In Duke Energy Trading and Marketing v. Davis, et al. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a TRO and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the ISO from requiring the energy producer to supply energy under the contracts, has been taken off calendar. Pursuant to an interim settlement, Duke Energy will deliver power to the Department through April 30, 2001. A hearing will be held on the plaintiff's motion for a preliminary injunction and other motions on April 30, 2001, with a trial on factual issues, if needed, thereafter. While it is difficult to predict the effect of an adverse ruling, such ruling could cause power costs to increase substantially, in the near term.

The Power Exchange has informally demanded payment from the State in an amount of approximately $651.7 million for the SCE Block Forward Contracts and approximately $347.9 million for the PG&E Block Forward Contracts. The State disputes this valuation. The Emergency Services Act requires that the Power Exchange pursue administrative remedies by filing a claim with the California Victim Compensation and Government Claims Board.

In Duke Energy Trading and Marketing v. California Independent Systems Operator et al. (U.S. District Court C.D. Cal), filed February 14, 2001, plaintiff alleges that the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a "taking" of property in violation of the 5th and 14th amendments to the United States Constitution. Duke seeks declaratory relief and injunctive relief. Pursuant to stipulation, the action is stayed and Duke is required to continue to supply power pursuant to ISO orders until March 30, 2001. If no agreement can be reached between the parties by that time, a hearing will be held on pending motions. While it is difficult to predict the effect of an adverse ruling, such ruling could cause power costs to increase substantially, in the near term.


The Fund believes the information summarized above describes some of the more significant aspects relating to the California economy. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. The State has indicated that its discussion of budgetary information is based on estimates and projections of revenues and expenditures for the current Fiscal Year and must not be construed as statements of fact; the estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. Although the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks." Any other form of Federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

9. Purchase more than 5% in value of its assets in the securities of any one issuer.

10. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

11.  Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

12. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

13. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors,r officers or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management, LLC.

Steven W. Duff, 47 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is also President and a Director/Trustee of 11 other funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Dr. W. Giles Mellon, 70 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 12 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 60 - Director of the Fund, has been a member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 12 other funds in the Reich & Tang Fund Complex and a Director of Life Cycle Mutual Funds, Inc.

Dr. Yung Wong, 62 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 12 other funds in the Reich & Tang Fund Complex . Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.

Molly Flewharty, 50 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993 and Senior Vice President since January 2000.. Ms. Flewharty is also Vice President of 15 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 52 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones is also a Vice President of 13 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 44 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 11 other funds in the Reich & Tang Fund Complex.

Bernadette N. Finn, 53 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993 and Senior Vice President since December 2000. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of 11 other funds, and a Vice President and Secretary of 4 additional funds in the Reich & Tang Fund Complex.

Richard DeSanctis, 44 - Treasurer of the Fund, has been Treasurer of the Manager since September 1993. Mr. De Sanctis is also Treasurer of 14 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 36 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 14 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $9,000 to its directors with respect to the period ended December 31, 2000, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein.)


Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.

                                                    COMPENSATION TABLE

                         Aggregate of Compensation Pension or Retirement    Estimated Annual          Total Compensation From
Name of Person,          From the Fund             Benefits Accrued as Part Benefites Upon Retirement Fund and Fund Complex Paid
Position                                           of Fund Expenses                                   to Directors*


Dr. W. Giles Mellon,      $2,000                   0                         0                        $58,000 (16 Funds)

Director


Robert Straniere,         $2,000                   0                         0                        $58,000 (16 Funds

Director


Dr. Yung Wong,            $2,000                   0                         0                        $58,000 (16 Funds)

Director

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On March 31, 2001 there were 199,682,444 shares of Class A common stock outstanding and 222,272,832 shares of Class B common stock outstanding. As of March 31, 2001, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of March 31, 2001:


                                      % of                       Nature of
Name and Address                      Class                      Ownership

CLASS A

M.L. Stern & Compan                   31.51%                      Record
FBO Various clients
8350 Wilshire Blvd.
Beverly Hills,  CA  90211

Neuberger Berman                      12.89%                      Record
55 Water Street - 27th Fl.
New York,  NY  10041

Lewco Securities Corp.                11.56%                      Record
34 Exchange Place - 4th Fl.
Jersey City,  NJ  07311

Morgan Stanley                          6.01%                     Beneficial
FBO Customer
555 California Street
San Francisco,  CA  94104

CLASS B

Morgan Stanley                          6.71%                     Beneficial
FBO Customer
555 California Street
San Francisco,  CA  94104

Lewco Securities Corp.                  5.86%                     Record
34 Exchange Place - 4th Fl.
Jersey City,  NJ  07311


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC (the "Manager"), a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of March 31, 2001, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $15.3 billion. In addition to the Fund, the Manager acts as investment manager and administrator of thirteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in Reich & Tang Asset Management, LLC, a limited liability company. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The eighteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $134 billion in assets under management or administration as of March 31, 2001.

The Investment Management Contract was approved by the shareholders on October 10, 2000 and is effective as of October 30, 2000. On July 25, 2000, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, extending to September 30, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each October 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In addition, any reference to Reich & Tang Asset Management L.P. should be read as the Manager.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors,r officers or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

For the Fund's fiscal year ended December 31, 2000, December 31, 1999 and December 31, 1998, the fee payable to the Manager under the Investment Management Contract was $1,411,805, $869,936 and $729,716, respectively of which $0, $0 and $21,472 was voluntarily waived. The Fund's net assets at the close of business on December 31, 2000 totaled $573,449,857.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Funds' fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, the Manager received a fee of $988,264, $608,955and $510,801, respectively, none of which was voluntarily waived.


Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Expense Limitation

The Manager has agreed, pursuant to the Investment Management Contract (see "Distribution and Service Plan" herein) to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Distribution and Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with the Distributor, as distributor of the Fund's shares.

Effective April 7, 1995, a majority of the Fund's Board of Directors, including independent directors, approved the creation of a second class of shares of the Fund's outstanding common stock. In furtherance of this action, the Board of Directors has reclassified the common stock of the Fund into Class A and Class B shares. For its services under the Shareholder Servicing Agreements (with respect to the Class A shares only), the Distributor receives from the Fund a service fee equal to .20% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.

The following information applies to the Class A shares of the Fund. For the Fund's fiscal year ended December 31, 2000, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 of the 1940 Act totaled $382,823, none of which was voluntarily waived. During the same period, the Manager and Distributor made payments under the Plan totaling $1,113.061, of which $1,078,916 was to or on behalf of Participating Organizations. Of the total amount paid pursuant to the Plan, $23,129 was utilized for compensation to sales personnel, $5,998 on travel and entertainment for sales personnel, $4,532 on Prospectus printing and $486 on miscellaneous expenses. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee.

For the fiscal year ended December 31, 2000, the total amount spent pursuant to the Plan for Class A shares was .58% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement.


Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.


In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it will remain in effect until December 31, 2001. Thereafter it may continue in effect for successive annual periods commencing January 1, provided it is approved by the Class A shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A shareholders.


Custodian and Transfer Agent

The Bank of New York, 100 Church Street , New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022.Matters in connection with California law are passed upon by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071-2371.

PricewaterhouseCoopers LLP , 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that:
(i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Class A shares' average daily net assets; (iii) only the holders of the Class A shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of Fund shares for each class of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

Net Asset Value


The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND

Federal Income Taxes


The Fund has elected to qualify and has qualified in the past under the Code and under California law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interest of its shareholders, because qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are excludable from the Fund's shareholders' gross income although the amount of that interest must be disclosed on the shareholders' Federal income tax returns. A shareholder should consult its tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the private activity bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred or continued to purchase or carry tax exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in competing Federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest.


Although it is not intended, it is possible that the Fund may realize market discount income and short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities as well as from the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a shareholder on the disposition of shares.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis, 98% of its capital gain net income (generally determined on an October year end), and 100% of any income not distributed in a prior year the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 31% of taxable interest or dividend payments proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal and California income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund should be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular Federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying municipal obligations. The U.S. Supreme Court held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with the Code.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

California Income Taxes


The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California under the Constitution or laws of the State of California or the United States. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for Federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax. Amounts correctly designated as derived from Territorial Municipal Obligations and exempt from taxation by the State of California, as described above, also will not be subject to the California Income Tax. The portion of exempt-interest dividends derived from Federal obligations will, likewise, also be exempt from California income tax.


California also taxes capital gain dividends distributed to shareholders at ordinary income rates for California income tax purposes. No tax is imposed on undistributed amounts unless the shareholder chooses to receive additional shares. Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as "exempt-interest dividends" under California law will be includable in a California resident's tax base for purposes of the California Income Tax.

Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.


The Fund's Class A shares yield for the seven-day period ended December 31, 2000 was 3.12% which is equivalent to an effective yield of 3.17%. The Fund's Class B shares yield for the seven-day period ended December 31, 2000 was 3.36% which is equivalent to an effective yield of 3.42%.


XII.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended December 31, 2000 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ) : Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

--------
*As described by the rating agencies.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE*
             (Based on Tax Rates Effective Until December 31, 2001)


       1. If Your Corporate Taxable Income Bracket Is . . .
-----------------------------------------------------------------------------------------------------------------------------------
Corporate        $0-         $50,001-        $75,001-     $100,001      $335,001-     $10,000,001-  $15,000,001     $18,333,334
Return            50,000      75,000          100,000      335, 000     10,000,000    15,000,000     18,333,333      and over
-----------------------------------------------------------------------------------------------------------------------------------
       2. Then Your Combined Income Tax Bracket Is . . .
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate           15.00%     25.00%          34.00%        39.00%       34.00%         35.00%        38.00%          35.00%
--------------------------- ------------- --------------- ------------- ----------    ------------ ----------------  -------------
State
Tax Rate            8.84%      8.84%           8.84%         8.84%        8.84%          8.84%         8.84%           8.84%
------------- ------------- ------------- --------------- ------------- ----------    ------------ ---------------- -------------
Combined
Marginal
Tax Rate           22.51%     31.63%          39.83%        44.39%       39.83%         40.75%        43.48%          40.75%
------------------------------------------------------------------------------------------------------------------------------------

      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                         Equivalent Taxable Investment Yield
Yield                               Requires to Match Tax Exempt Yield
-----------------------------------------------------------------------------------------------------------------------------------
     2.00%         2.58%       2.93%         3.32%           3.60%         3.32%          3.38%         3.54%          3.38%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     2.50%         3.23%       3.66%         4.16%           4.50%         4.16%          4.22%         4.42%          4.22%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     3.00%         3.87%       4.39%         4.99%           5.39%         4.99%          5.06%         5.31%          5.06%
-------------- ------------- ------------- --------------- ------------- ----------- ---------------  ---------------- -------------
     3.50%         4.52%       5.12%         5.82%           6.29%         5.82%          5.91%         6.19%          5.91%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     4.00%         5.16%       5.85%         6.65%           7.19%         6.65%          6.75%         7.08%          6.75%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     4.50%         5.81%       6.58%         7.48%           8.09%         7.48%          7.59%         7.96%          7.59%
------------- ------------ --------------- ---------------- ------------ ------------ --------------- ---------------- -------------
     5.00%         6.45%       7.31%          8.31%          8.99%         8.31%          8.44%         8.85%          8.44%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     5.50%         7.10%       8.04%          9.14%          9.89%         9.14%          9.28%         9.73%          9.28%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     6.00%         7.74%       8.78%          9.97%         10.79%         9.97%         10.13%        10.62%          10.13%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     6.50%          8.39%        9.51%       10.80%         11.69%        10.80%         10.97%        11.50%          10.97%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     7.00%         9.03%        10.24%       11.63%         12.59%        11.63%         11.81%        12.39%          11.81%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.



* For corporations subject to the California Franchise Tax rather than the Corporation Income Tax, dividends paid by the Fund will not be exempt from taxation, and this yield table is, therefore, inapplicable.

                     INDIVIDUAL TAX EQUIVALENT YIELD TABLE**
             (Based on Tax Rates Effective Until December 31, 2000)


------------------------------------------------------------------------------------------------------------------------------------

                                               1. If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------

Single Return     $12,939-         $20,421-      $27,051-       $28,348-      $35,826-    $65,501-         $136,751      $297,301-
                   20,420           27,050        28,347         35,825        65,500      136,750          297,300       and over
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
Joint             $25,878-         $40,842-      $45,201-       $56,696-       $71,652-    $109,251-       $161,451-      $297,301
Return             40,841           45,200        56,695         71,651         109,250     166,450         297,300       and over

---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
------------------------------------------------------------------------------------------------------------------------------------
                                            2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
Federal
Tax Rate             15.00%         15.00%        28.00%          28.00%         28.00%        31.00%          36.00%         39.60%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
State
Tax Rate              4.00%          6.00%         6.00%           8.00%          9.30%         9.30%           9.30%          9.30%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
Combined
Marginal
Tax Rate             18.40%         20.10%        32.32%          33.76%         34.70%        37.42%          41.95%         45.22%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
------------------------------------------------------------------------------------------------------------------------------------
                             3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
---------------- -------------------------------------------------------------------------------------------------------------------
Tax Exempt                                                        Equivalent Taxable Investment Yield
Yield                                                              Requires to Match Tax Exempt Yield
---------------- -------------------------------------------------------------------------------------------------------------------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    2.00%           2.45%         2.50%          2.96%           3.02%         3.06%          3.20%          3.45%         3.65%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    2.50%           3.06%         3.13%          3.69%           3.77%         3.83%          3.99%          4.31%         4.56%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    3.00%           3.68%          3.75%          4.43%          4.53%          4.59%        4.79%           5.17%        5.48%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    3.50%           4.29%          4.38%          5.17%          5.28%          5.36%        5.59%           6.03%        6.39%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    4.00%           4.90%         5.01%          5.91%           6.04%         6.13%          6.39%          6.89%         7.30%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    4.50%           5.51%         5.63%          6.65%           6.79%         6.89%          7.19%          7.75%         8.21%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    5.00%           6.13%         6.26%          7.39%           7.55%         7.66%          7.99%          8.61%         9.13%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    5.50%           6.74%         6.88%          8.13%           8.30%         8.42%          8.79%          9.47%         10.04%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    6.00%           7.35%         7.51%          8.87%           9.06%         9.19%          9.59%          10.34%        10.95%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    6.50%           7.97%         8.14%          9.60%           9.81%         9.95%          10.39%         11.20%        11.87%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    7.00%            8.58%          8.76%         10.34%         10.57%        10.72%        11.19%           12.06%         12.78%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

** An Investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay Federal alternative minimum tax, tax-free yields may be equivalent to taxable yields lower than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the Federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 2000. The California taxable yields set forth in the above table presume that taxpayers in each Federal tax bracket are in the highest California tax bracket corresponding to that Federal bracket. The tax characteristics of the Fund are described more fully elsewhere in the Prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.

   (a) Articles of Incorporation, as amended, of the Registrant, filed with the Maryland State Department of Assessments and Taxation on December 5, 1986 (originally filed as Exhibit 1 to the initial Registration Statement on Form N-1A (No. 33-10436) on November 26, 1986 and re-filed for Edgar Purposes only with Post-Effective Amendment No. 18 on April 30, 1999, and is incorporated by reference herein).

   (a.1) Articles of Amendment of the Registrant, filed with the Maryland State
         Department of Assessments and Taxation on January 21, 1994 (filed as Exhibit a.1 to the Registration Statement on Form N-1A (No. 33-10436) and refiled for Edgar Purposes only with Post-Effective Amendment No. 18 on April 30, 1999, and is incorporated by reference herein).

   (b) By-Laws of the Registrant (originally filed as Exhibit 2 to the initial Registration Statement on Form N-1A (No. 33-10436) on November 26, 1986 and re-filed for Edgar Purposes only with Post-Effective Amendment No. 18 on April 30, 1999, and is incorporated by reference herein).

   (c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant (originally filed as Exhibit 4 to Pre-Effective No. 1 to the Registration Statement on form N-1A on January 28, 1987 and re-filed for Edgar Purposes only with Post-Effective Amendment No. 18 on April 30, 1999, and is incorporated by reference herein).

   (d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management L.P.

   (e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.

   (f)   Not applicable.

   (g) Form of Custody Agreement between the Registrant and Investors Fiduciary Trust Company (filed as Exhibit 8 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on April 28, 1995, and incorporated herein by reference).

   (h) Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management L.P.

   (i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name in the Prospectus (originally filed as Exhibit 10.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on January 28, 1987 and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 on April 30, 1999).

   (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

   (i.2) Opinion of Paul, Hastings, Janofsky & Walker LLP, as to California law, including their consent to the filing thereof and to the use of their name in the Prospectus and Statement of Additional Information.

   (j)   Consent of Independent Accountant.

   (k) Audited Financial Statements, for fiscal year ended December 31, 2000 (filed with the Annual Report on Form N-30D on February 28, 2001, and incorporated herein by reference).

   (l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling (originally filed as Exhibit 13 to Pre-Effective No. 1 to the Registration Statement on Form N-1A on January 28, 1987 and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 on April 30, 1999 for Edgar purposes only, and incorporated herein by reference).

   (m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed as Exhibit 15.1 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on April 29, 1998, and incorporated herein by reference).

   (m.1) Shareholder Servicing Agreement, dated October 30, 2000, between the
         Registrant and Reich & Tang Distributors, Inc.

   (m.2) Distribution Agreement between the Registrant and Reich & Tang
         Distributors, Inc. (see Exhibit (e) above).

   (n) Rule 18f-3 Plan for Multi-Class (filed on November 5, 1997 with Post-Effective Amendment No. 2 to the Short-Term Income Fund, Inc. Registration Statement on Form N-1A, and incorporated herein by reference).

   (o)   Reserved.

   (p) There are no applicable Codes of Ethics since the Registrant is a money market Fund.

   (q) Powers of Attorney (filed as Exhibit 11.1 with Post-Effective Amendment No. 13 to said Registration Statement filed on April 28, 1995, and re-filed on April 30, 1999 for Edgar purposes only).

Item 24. Persons Controlled by or under common Control with the Fund.

         None.

Item 25. Indemnification.

         Registrant incorporates herein by reference the response to Item 27 of Pre-Effective Amendment No. 1 of this Registration Statement filed with the Commission on January 28, 1987.

Item 26. Business and Other Connections of Investment Adviser.

         The description of Reich & Tang Asset Management, LLC (the "Manager"), Registrant's investment adviser, under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

         The Manager is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member and owner of a 99.5% membership interest. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in Reich & Tang Asset Management, LLC.

         Peter S. Voss has been a Member of the Manager since March 2001. Mr. Voss was a Director of Reich & Tang Asset Management, Inc. from July 1994 and President from August 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of the Manager). He also is President and Chief Executive Officer of CDCIAMNA; a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US, LLC ("CDCIAMUS"), the general partner of CDCIAMNA; and a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"), the majority interest holder in CDCIAMNA and the sole interest holder in CDCIAMUS. Mr. Voss was President and Chief Executive Officer of Nvest Corporation and its general partner, Nvest, L.P., and Nvest, L.P.'s predecessor from October 1992 to October 2000; Group Executive Vice President of Bank of America from April 1992 to October 1992; Executive Vice President of Security Pacific Bank and Chief Executive Officer of Security Pacific Hoare Govett Companies from April 1988 to April 1992; and Chief Executive Officer of Security Pacific Investment Group from June 1986 to April 1988. He was also Chairman of the Board of Directors of CDCIAMNA's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P., where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. CDCIAMNA, CDCIAMUS, CDCIAMUSC and Back Bay Advisors, L.P. are located at 399 Boylston Street, Boston, MA 02116.

         G. Neal Ryland has been a Member of the Manager since March 2001. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of the Manager). He also is Executive Vice President and Chief Financial Officer of CDCIAMNA and CDCIAMUSC. Mr. Ryland was Executive Vice President, Treasurer and Chief Financial Officer of Nvest Corporation and Nvest, L.P. from July 1993 to December 1996, and Executive Vice President and Chief Financial Officer of those two companies from December 1996 to October 2000. He also was Executive Vice President and Chief Financial Officer of The Boston Company from March 1989 until July 1993, and Senior Vice President and Chief Financial Officer of Kenner Parker Toys, Inc. from September 1985 until December 1988. CDCIAMNA and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.

         Steven W. Duff has been a Member since March 2001 and President and Chief Executive Officer of the Mutual Funds division since August 1994. Mr. Duff was a Director of Reich & Tang Asset Management, Inc. from October 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of the Manager). Mr. Duff is President and a Director/Trustee of 11 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Bernadette N. Finn has been Vice President/Compliance of the Manager's Mutual Funds division since July 1994 and Senior Vice President of the Manager's Mutual Funds division since December 2000. Ms. Finn is also Secretary of 11 funds in the Reich & Tang Complex and a Vice President and Secretary of 4 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Richard DeSanctis has been Treasurer of the Manager since July 1994, Executive Vice President since December 1999 and is also Treasurer of 14 funds in the Reich & Tang Fund Complex and Vice President and Treasurer of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Rosanne Holtzer has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she has been associated from June 1986 and is also Assistant Treasurer of 14 other funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

Item 27.          Principal Underwriters.


     (a) Reich & Tang Distributors, Inc., the Registrant's Distributor, is also distributor for Back Bay Funds, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss and Ryland is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons the principal address is 600 Fifth Avenue, New York, New York 10020.

                      Positions and Offices          Positions and Offices
     Name              with the Distributor          with the Registrant
     ----            -----------------------         ----------------------

 Peter S. Voss         Director                                    None
 G. Neal Ryland        Director                                    None
 Richard E. Smith III  President & Director                        None
 Robert Cappolla       Executive Vice President                    None
 Steven W. Duff        Director                             President & Director
 Bernadette N. Finn    Senior Vice President                       Secretary
 Lorraine C. Hysler    Executive Vice President and Secretary      None
 Richard De Sanctis    Executive Vice President and Treasurer      Treasurer
 Richard I. Weiner     Vice President                              None
 Rosanne Holtzer       Vice President                        Assistant Treasurer

         (c)      Not applicable.

Item 28. Location of Accounts and Records.

                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at 600 Fifth Avenue, New York, New York 10020, the Registrant's Manager; and at The Bank of New York, 100 Church Street, New York, New York, 10286, the Registrant's custodian; and at Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's Transfer Agent and Dividend Disbursing Agent.

Item 29. Management Services.

                  Not applicable

Item 30. Undertakings.

                  Not applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2001.


                                    CALIFORNIA DAILY TAX FREE INCOME FUND, INC.



                                    By:
                                       -----------------------------------------
                                       /s/Steven W. Duff
                                       Steven W. Duff
                                       President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                 CAPACITY                           DATE
         ---------                 --------                           ----


(1) Principal Executive Officer


    /s/Steven W. Duff
    Steven W. Duff                 President and Director
                                                                     4/30/01



(2)  Principal Financial and
     Accounting Officer

     /s/Richard De Sanctis
     Richard De Sanctis            Treasurer
                                                                      4/30/01
(3)  Majority of Directors

     W. Giles Mellon              (Director)
     Robert Straniere             (Director)
     Yung Wong                    (Director)



By:
   -----------------------------------------
     /s/Dana Messina
     Dana Messina
     Attorney-in-Fact*                                                4/30/01


*       See Exhibit (q) herein for Powers of Attorney.

                             EXHIBIT INDEX

(d) Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P.

(e) Distribution Agreement between the Registrant and Reich & Tang Distributors Inc.

(g)  Form of Custody Agreement between the Registrant and The Bank of New York.

(h) Administrative Services Contract between the Registrant and Reich & Tang Asset Management L.P.

(i.1)Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectus.

(i.2)Opinion of Paul, Hastings, Janofsky & Walker LLP

(j)  Consent of Independent Accountants.

(m.1)Shareholder Servicing Agreement between the Registrant and Reich & Tang
     Distributors, Inc.